UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest Event
Reported): March 30, 2006
Alternative Loan Trust 2006-9T1
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-131630-08
CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-131630
Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation of the depositor)	87-0698307 (I.R.S. Employer Identification No. of the depositor)

4500 Park Granada Calabasas, California (Address of Principal Executive Offices of the depositor)	91302 (Zip Code)
The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CWALT, INC., hereby amends Exhibit 99.1 of its Current Report on Form 8-K, dated March 30, 2006, filed on April 14, 2006, as set forth below.
Section 8 Other Events
Item 8.01 Other Events.
On March 30, 2006, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2006-9T1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     Not applicable.
(b) Pro forma financial information.
     Not applicable.
(c) Shell Company Transactions.
(d) Exhibits.

Exhibit No.	Description

99.1	The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.
By:	/s/ Darren Bigby
Darren Bigby
Vice President

Dated: May 19, 2006

Exhibit Index

Exhibit

99.1	Pooling and Servicing Agreement, dated as of March 1, 2005, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

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